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                           RESCISSION FUND ESCROW AGREEMENT

     THIS RESCISSION FUND ESCROW AGREEMENT (the "Agreement") is entered into as of this 9th day of July, 1999, by and among CYNET, INC., a Texas corporation (the "Company"), a number of individuals and or entities the number of which shall not total more than twenty (hereinafter individually referred to as "Underwriter" and collectively as "Underwriters") who are funding the Company's rescission offer (as defined below), and First Bank Texas, N.A., a national banking association (the "Escrow Agent").

                                     WITNESSETH:

     WHEREAS, Company and Underwriters are parties to a Rescission Funding Agreement of even date herewith pursuant to which:

      (i) Underwriters are to deposit no less than Five Hundred Thousand Dollars ($500,000) and up to Six Million Dollars ($6,000,000) with the Escrow Agent to finance the Company's offer to repurchase ("Rescission Offer") certain shares of Company's Class A and Class B Common Stock, no par value, and Series A and Series B Preferred Stock, no par value (collectively, the "Rescission Securities"), which is owned by certain shareholders ("Rescinding Shareholders"); and,

     (ii) Company has agreed to issue to Underwriters certain shares of the Company's Class A Common Stock ("Class A Common Stock") which have been registered for sale under the Securities Act of 1933, as amended (the "Securities Act").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Company, Underwriters and Escrow Agent hereby agree as follows:

     1. ESCROW ACCOUNT AND DEPOSIT. The Escrow Agent has established, or simultaneously with the execution hereof will establish, an account (the "Escrow Account") into which Underwriters have deposited or will deposit up to Six Million Dollars ($6,000,000). Upon receipt thereof, the Escrow Agent shall provide Underwriters and Company confirmation thereof, and shall hold and disburse such deposit as set forth in this Agreement. Such deposit shall be invested in a Money Market Account or one of the Money Market Account Funds listed on Schedule A attached hereto, as directed by Company. Such deposit, as increased or decreased based upon the investment results of the fund in which it is invested, is referred to herein as the "Deposit."

     2. RELEASE OF DEPOSIT BY ESCROW AGENT. The Escrow Agent shall promptly release all or a portion of the Deposit to Underwriters, Company and/or Rescinding Shareholders, as the


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case may be, upon the first to occur of the following circumstances:

          (A) After the Company's registration statement on Form SB-2 (No. 333-60765) is reviewed by the Securities and Exchange Commission ("SEC") and declared effective under the Securities Act, Company will deliver to the Rescinding Shareholders a prospectus containing the Rescission Offer. The prospectus, in such registration statement, requires the Rescinding
Shareholders to make their rescission elections within a thirty (30) day period of time from the delivery of the prospectus ("Election Day"). On the first (1st) business day following Election Day, Company shall deliver to the Escrow Agent a report as to the identity of each Rescinding Shareholder electing to rescind and the dollars required to pay that Rescinding Shareholder. If the aggregate amount payable to such Rescinding Shareholders is equal to or less than the total amount in the Escrow, excluding interest, ("Rescission Fully Funded"), Company's report shall include the name, address and rescission amount for each rescinding shareholder along with an addressed and postage (or package delivery fee) prepaid envelope for each rescinding shareholder;

          (B) If the Rescission Is Fully Funded, the Escrow Agent shall prepare a separate check drawn on the Escrow Account and payable to the respective Rescinding Shareholder, place the same in the individually addressed envelopes provided by Company, and place the envelopes in overnight mail (or delivery service box, i.e. Federal Express or other) no later than the third (3rd) business day following Election Day;

          (C) If the Rescission Is Fully Funded and any funds remain in the Escrow after paying all rescission claims, including postage and fees incurred by the Escrow Agent and Rescinding Shareholder checks as provided in Paragraphs 2(A) and 2(B) above, no later than the fourth (4th) business day following Election Day the Escrow Agent shall notify Company as to the amount paid from the Escrow Account and the remaining balance in the Escrow Account. Company will promptly notify Underwriters as to the balance in the Escrow Account, the aggregate amount paid to Rescinding Shareholders, and all other expenses and fees deducted from the Escrow Account. Each Underwriter shall elect whether to release the balance of the escrow funds to Company or to have a pro rata (the ratio of Total Deposits made by the Underwriter divided by Total Deposits by all Underwriters which ratio shall be multiplied by the remaining balance in the Escrow Account) amount of the Escrow Account balance remitted to the Underwriter. Each Underwriter shall make his election on or before the close of the tenth (10th) business day following Election Day;

          (D) If the amount payable to Rescinding Shareholders exceeds the total amount in the Escrow Account, excluding accrued interest, Rescission Is Not Fully Funded, on or before the close of the first (1st) day following Election Day Company and/or Underwriters may deposit additional amounts in Escrow to Fully Fund the Rescission election and sub-paragraphs B, C and D would fully apply;


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          (E)  If the Rescission Is Not Fully Funded and the funding shortfall is not cured on the first (1st) business day following Election Day, on or before the tenth (10th) business day following Election Day all funds deposited by Underwriters along with any accrued interest, if any, are to be returned to the individual Underwriter along with accrued interest, if any, which interest shall be calculated on a pro rata basis and the Escrow is to be closed;

          (F) The Release of Deposit instructions as described in sub-paragraphs (A) through (E) above may be modified only by joint written instructions of Company and Underwriters with such instructions being delivered to Escrow Agent; or

          (G) The Escrow Agent receives a final order of a court of competent jurisdiction authorizing the Escrow Agent to make such release.

     3. RELIANCE BY ESCROW AGENT. The Escrow Agent shall be entitled to rely upon and act in accordance with any of the following:

          (A) The joint written instructions of Company and Underwriters as contained in Paragraph 2 above;

          (B) The joint written instructions of Company and Underwriters in modification of Paragraph 2 above directing the Escrow Agent to make such release; or

          (C) The Escrow Agent receives a final order of a court of competent jurisdiction authorizing the Escrow Agent to make such release.

     4. CONFLICTING DEMANDS. If conflicting demands are made upon the Escrow Agent, the Escrow Agent shall not be required to resolve such controversy or take any action, but may await resolution of the controversy by joint instructions from Company and Underwriters or by appropriate legal proceedings.

     5.   INDEMNIFICATION: FEES OF ESCROW ACCOUNT.

          (A) SCOPE OF ITS AUTHORITY. The Escrow Agent shall act as escrow agent for the Escrow Fund under this Agreement until the termination of this Agreement in accordance with its terms, shall take such actions as are specifically provided for herein, and may exercise such additional powers as are reasonably incidental thereto.

          (B) LIMITATION OF LIABILITY. The Escrow Agent shall not be liable in any respect on account of the identity, authority, or rights of the parties executing or delivering or purporting to execute or deliver this Agreement, or any documents or papers the delivery of which is contemplated hereunder. The Escrow Agent


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          may act in reliance upon any instrument or signature which it believes to be genuine and may assume that any person purporting to give notice, advice, or instruction in connection with the provision hereof has been duly authorized to do so. Notwithstanding anything to the contrary contained herein, the Escrow Agent shall remain liable for gross negligence and willful misconduct in performing its duties and responsibilities under this Agreement.

          (C) ADDITIONAL RIGHTS OF ESCROW AGENT. The Escrow Agent shall have the following rights in addition to those granted above and those granted below:

               (i) The Escrow Agent may rely, and shall be protected in acting or refraining from acting in reliance, upon any disbursement request under this Agreement, requisition, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, judgment, decree, or other document or instrument believed by it to be genuine and to have been signed or otherwise authenticated by any person believed by the Escrow Agent to be the proper person to sign or otherwise authenticate any such document or instrument.

               (ii) The Escrow Agent may, but is not required to, consult with independent legal counsel, and the written advice of such counsel shall be sufficient authorization and protection in respect of any action taken, suffered, or omitted by the Escrow Agent in reliance thereon.

               (iii) The Escrow Agent shall not be bound to make any investigation into the facts or other matters stated in any disbursement request under this Agreement, requisition, certificate, statement, instrument, evidentiary material, opinion, report, notice, request, directive, or consent, or any judgment, order, or decree of any court of competent jurisdiction.

               (iv) The Escrow Agent shall not be required to institute legal proceedings of any kind or to defend any legal proceedings which may be instituted in respect of the subject matter of this Agreement.

     (D) EXCEPT FOR ANY CLAIM CAUSED SOLELY BY ESCROW AGENT'S FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, THE COMPANY AND UNDERWRITERS SHALL INDEMNIFY THE ESCROW AGENT AND HOLD IT HARMLESS FROM ANY AND ALL CLAIMS, LIABILITIES, LOSSES, ACTIONS, SUITS OR PROCEEDINGS AT LAW OR IN EQUITY, OR ANY OTHER EXPENSE, FEES OR CHARGES OF ANY CHARACTER OR NATURE, WHICH IT MAY INCUR OR WITH WHICH IT MAY BE THREATENED BY REASON OF ITS ACTING AS ESCROW AGENT,


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     AND IN CONNECTION THEREWITH, TO INDEMNIFY THE ESCROW AGENT AGAINST ANY
     AND ALL EXPENSES, INCLUDING REASONABLE ATTORNEY'S FEES AND THE COSTS OF DEFENDING OR APPEARING IN ANY ACTION OR RESISTING ANY CLAIM.

     6. FEES OF ESCROW AGENT. The Escrow Agent shall be entitled to a fee for services it renders hereunder in the amount of One Thousand Dollars ($1,000) plus an additional fee in the amount of Ten Dollars ($10.00) for each check issued pursuant to Paragraph 2(B) above.

     7. RIGHTS AND DUTIES OF ESCROW AGENT. The rights and duties of Escrow Agent shall be as follows:

          (A) No assignment of the interest of any of the parties hereto shall be binding upon the Escrow Agent unless and until written evidence of such assignment in a form satisfactory to the Escrow Agent shall be filed with and accepted by the Escrow Agent.

          (B) The Escrow Agent may rely or act upon orders or directions signed by the proper parties, or bearing the signature or signatures reasonably believed by the Escrow Agent to be genuine.

          (C) The Escrow Agent shall have no duties other than those expressly imposed on it herein and shall not be liable for any act or omission except for its own gross negligence or willful misconduct. Escrow Agent understands that time is of the essence and particularly that Company has a strict duty to pay the rescinding shareholders (as described in sub-paragraph (2)(B) within five
(5) days of Election Day.

          (D) In the event that the Deposit or any proceeds thereof shall be attached, garnished, or levied upon by an order of any court, or the delivery thereof shall be stayed or enjoined by an order of court, or any order, judgment or decree shall be made or entered by any court affecting the property deposited under this Agreement, or any part thereof, the Escrow Agent is hereby expressly authorized in its sole discretion to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it.

          (E) The Escrow Agent may resign by giving sixty (60) days written notice of resignation, specifying the effective date thereof. Within thirty
(30) days after receiving the aforesaid notice, Company and Underwriters agree to appoint a successor escrow agent to which the Escrow Agent shall transfer the Deposit or any proceeds thereof then held in escrow under this Agreement. If a successor escrow agent has not been appointed and/or has not accepted such appointment by the end of the 30-day period, the Escrow Agent may at its sole option: (i) apply to a court of competent jurisdiction for the appointment of a successor escrow agent, and the costs, expenses and reasonable attorneys' fees which are incurred in connection with such a proceeding shall be paid by Company, or (ii) continue to hold the Deposit until it receives an


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order from a court of competent jurisdiction or joint written instructions of
Company and Underwriters directing Escrow Agent to release the Deposit.

     8. DURATION OF ESCROW. The Escrow Account shall remain open until the earlier of October 14, 1999 or the Escrow Account funds have been paid out according to Paragraph 2 above and all fees/costs have been paid.

     9. DISPUTES. In the event of any disagreement between any of the parties resulting in conflicting or adverse claims or demands being made to the Deposit, the Escrow Agent shall be entitled, at its sole option, to refuse to comply with or recognize any such claims or demands as long as the disagreement shall continue, and in doing so, Escrow Agent shall not become liable in any way to any person for failure or refusal to comply with such conflicting or adverse claims or demands, and its duties hereunder with regard to such disputed Deposit, shall be suspended until the rights of the claimants have been fully adjudicated or the disputing parties' differences have been adjusted and the Escrow Agent shall have been notified, in a writing signed by the disputing parties, as to the adjustment. In the event that the differences between the parties with regard to the disputed Deposit have not been adjusted, and the Escrow Agent has been so notified, within ten (10) days following receipt of notice by Escrow Agent of conflicting or adverse claims or demands, Escrow Agent may, but shall not be obligated to, interplead the disputed Deposit in court, and thereupon Escrow Agent shall be fully and completely discharged of its duties as Escrow Agent with regard to the disputed Deposit. A dispute between Company and any individual Underwriter shall not affect the rights or duties of
Escrow Agent or Company or any non-disputing Underwriter.   The disputing
parties (and only the disputing parties) shall be jointly and severally liable to Escrow Agent for all fees and expenses, including legal fees, incurred by Escrow Agent in exercising its rights.

     10. NOTICES. Any notice or other communication required or permitted hereunder shall be deemed to have been sufficiently given when delivered personally, by facsimile or by such other method (including recognized air courier or registered or certified mail, return receipt requested), addressed as follows:

          (A)  if to Company:      Mr. Samuel C. Beale
                                   CyNet, Inc.
                                   12777 Jones Road, Suite 400
                                   Houston, Texas 77070
                                   (281) 897-8317
                                   (281) 894-7952 (FAX)

               with copies to:     Mr. James J. Spring
                                   Chamberlain, Hrdlicka, White et al.
                                   1200 Smith Street, Suite 1400
                                   Houston, Texas 77002-4310


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                                   (713) 658-1818
                                   (713) 658-2553 (FAX)

          (B)  if to Underwriters: See Underwriters Addendum attached as
                                   Schedule B

          (C)  if to Escrow Agent: Mr. Alan J. Cott
                                   Vice President
                                   First Bank Texas, N.A.
                                   8820 Westheimer Road
                                   Houston, Texas 77263
                                   (713) 954-2486
                                   (713) 954-2472 Fax

or to such other address as may be specified by any party in a written notice to the other parties.

     11. GOVERNING LAW. This Agreement shall be construed under the laws of the State of Texas.

     12. WAIVER. This Agreement may be amended or modified, and any term may be waived, only if such amendment, modification or waiver is in writing and signed by all parties.

     13. NO THIRD PARTY BENEFICIARIES. This Agreement is a personal one, the duty of the Escrow Agent being only to the parties hereto, their successors or assigns, and to no other person whatsoever. Under no circumstances are the Rescinding Shareholders third party beneficiaries to this Agreement.

     14. COUNTERPARTS. This Agreement may be executed in separate counterparts. Specifically, the Underwriters shall individually execute a separate counterpart acknowledging acceptance of the terms of this Agreement and giving the Underwriter's individual notice information.

First Bank Texas, N.A.                       CyNet, Inc.
     "ESCROW AGENT"                                 "COMPANY"



By: /s/ Al Cott                         By: /s/ Samuel C. Beale
   ------------------------------           ---------------------------------
     Al Cott                                 Samuel C. Beale
     Vice President                          Vice President & General Counsel